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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K/A

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 28, 2002
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                              FINITY HOLDINGS, INC.
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              (Exact name of registrant as specified in its charter)

       Delaware                    011-13749            11-3210792
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(State or other jurisdiction     (Commission           (IRS Employer
of incorporation)                File Number)        Identification No.)


                      511 F Street, San Diego, California 92101
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                (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code: (816) 842-1116
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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On January 28, 2002, Davis, Kinard & Co., P.C. resigned as our independent accountants. The audit report of Davis, Kinard & Co., P.C. for the year ended December 31, 2000 contained a unqualified opinion with a going concern uncertainty explanatory paragraph because of Davis, Kinard & Co., P.C.'s doubt about our ability to continue as a going concern based on our difficulties in meeting our financial needs, our recurring losses from operations and our negative working capital. The audit reports of Davis, Kinard & Co., P.C. for the past two years did not contain any other adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and the interim period through January 28, 2002, we did not have any disagreements with Davis, Kinard & Co., P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) We appointed Malone & Bailey, PLLC, as our new independent accountants on January 28, 2002. We have not consulted Malone & Bailey, PLLC at any time prior to their appointment concerning either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2002

FINITY HOLDINGS, INC.




By: /s/ Gary K. Jennings
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Gary K. Jennings, President


INDEX TO EXHIBITS

Exhibit 16.1 Letter on Change in Certifying Accountant

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EXHIBIT 16.1 Letter on Change in Certifying Accountant

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Items 4(a) of Form 8-K/A of Finity Holdings, Inc. dated January 28, 2002.

Yours truly,

/s/ Davis, Kinard & Co., P.C.

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EXHIBIT 16.2 Letter on Change in Certifying Accountant

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Items 4(a) of Form 8-K of Finity Holdings, Inc. dated January 15, 2002.

Yours truly,

/s/ Davis, Kinard & Co., P.C.